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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2004
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        1-5735               57-1001177
      --------                        --------             ----------
(State or other Jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)         Identification No.)


203 West Main Street, Union, South Carolina                29379-0886
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (864) 427-9000
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

     On October 19, 2004, Union Financial Bancshares, Inc. appointed Robert H. Breakfield to its board of directors. It is expected that Mr. Breakfield will initially be named to the Audit, Governance, Long Range Planning and Strategic Planning committees.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNION FINANCIAL BANCSHARES, INC.


Dated:  October 22, 2004                By:/s/ Dwight V. Neese
                                           -------------------------------------
                                           Dwight V. Neese
                                           President and Chief Executive Officer


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